DEAN LARGE CAP VALUE FUND

Supplement to the Prospectus dated July 26, 2010

CHANGE FROM LARGE CAP
TO MID CAP STRATEGY
EFFECTIVE MARCH 31, 2011

Name Change

Effective March 31, 2011 the Dean Large Cap Value Fund will be known as the Dean Mid Cap Value Fund (the “Mid Cap Fund” or the “Fund”).

Change to Principal Strategy

Effective March 31, 2011 the Fund will eliminate its policy to invest at least 80% of its assets in securities of large capitalization companies, and it will adopt a new policy as follows:

Under normal circumstances, the Mid Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes, if any) in equity securities of medium capitalization companies.  The Fund may invest in these securities directly, or indirectly through other investment companies (including exchange-traded funds) that invest primarily in such securities.  This investment policy may not be changed by the Fund without at least 60 days’ prior written notice to its shareholders.

New Benchmark.  Effective March 31, 2011, the Fund will change its benchmark for performance measurement to the Russell Midcap® Value Index, which measures the performance of the mid-cap value segment of the U.S. equity universe.  The Russell Midcap®  Value Index includes  Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index that includes approximately 800 of the smallest companies based on a combination of their market capitalization and current index membership.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated July 26, 2010 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (888) 899-8343.

Supplement dated January 31, 2011

DEAN LARGE CAP VALUE FUND

Supplement to the Statement of Additional Information dated July 26, 2010

Name Change

Effective March 31, 2011 the Dean Large Cap Value Fund will be known as the Dean Mid Cap Value Fund (the “Mid Cap Fund” or the “Fund”).

Change to Principal Strategy

Effective March 31, 2011 the Fund will eliminate its non-fundamental investment policy requiring it to invest at least 80% of its assets in large cap securities, and it will adopt the following new non-fundamental investment policy:

Investment Policies – Non-Fundamental

Name Rule.   Under normal circumstances, the Mid Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes, if any) in equity securities of medium capitalization companies.  The Fund may invest in these securities directly, or indirectly through other investment companies (including exchange-traded funds) that invest primarily in such securities.  This investment policy may not be changed by the Fund without at least 60 days’ prior written notice to its shareholders.

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Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (888) 899-8343.

Supplement dated January 31, 2011